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                                                                 EXHIBIT 10.21

                            FOURTH AMENDMENT TO LEASE


     THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is made and entered into as of February 16, 2001, by and between TIAA REALTY INC., a Delaware corporation (the "Landlord") and FLORSHEIM GROUP INC., a Delaware corporation (the "Tenant").

                                    RECITALS

     WHEREAS, pursuant to that certain Lease by and between Landlord's predecessor-in-interest, Teachers Insurance and Annuity Association of America, and Tenant's predecessor-in-interest, The Florsheim Shoe Company, dated September 6, 1996, as amended by that certain First Amendment to Lease dated as of December 31, 1996, that certain Second Amendment to Lease dated February 12, 1999 and that certain Third Amendment to Lease dated in March of 2000 (as amended, the "Lease"), Tenant is presently occupying certain premises (the "Premises") in that certain building commonly located at 200 N. LaSalle Street in Chicago, Illinois (the "Building");

     WHEREAS, Tenant desires to permanently relinquish to Landlord (i) a portion of the Premises located on the 12th Floor of the Building, comprised of 22,707 rentable square feet, depicted on Appendix A-1 attached hereto (the "12th Floor Relinquished Premises"), and (ii) a portion of the Premises located on the lower level of the Building, comprised of 4,649 rentable square feet, depicted on Appendix A-2 attached hereto (the "Lower Level Relinquished Premises"; the 12th Floor Relinquished Premises and the Lower Level Relinquished Premises are sometimes collectively referred to herein as the "Relinquished Premises");

     WHEREAS, Tenant and Landlord also desire to amend other terms of the Lease as described herein;

     NOW THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, and also in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

I. Controlling Language. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect.

II.  Relinquishment of Relinquished Premises.

     A. On or before January 31, 2001, Tenant shall relinquish to Landlord, and Landlord shall reacquire from Tenant, the Relinquished Premises.

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     B. After January 31, 2001 (the "Relinquished Premises Termination Date"),
but except as provided in the last sentence of this Paragraph, the Lease shall terminate with respect to the Relinquished Premises and the Relinquished Premises shall be deleted from the defined term "Premises." Accordingly, neither Landlord nor Tenant shall have any obligations or liabilities to the other under the Lease with respect to or in connection with the Relinquished Premises, including, without limitation, rental obligations, obligations for taxes or operating expenses or any non-monetary obligations or liabilities (collectively, the "Liabilities") except for (i) Liabilities which constitute monetary obligations that have accrued prior to the Relinquished Premises Termination Date and remain unpaid to the other on the Relinquished Premises Termination Date, and (ii) Liabilities which constitute non-monetary obligations which by their express terms survive the expiration or earlier termination of the Lease. Notwithstanding the foregoing, Tenant's obligation to pay Rent as to the Relinquished Premises shall cease as of February 28, 2001.

     C. If Tenant fails to completely vacate and relinquish to Landlord (by turning over the keys and removing all furniture and personal property) Relinquished Premises in accordance with the terms of Paragraph 3 below before the Relinquished Premises Termination Date, notwithstanding anything contained in Section 15 of the Lease to the contrary, (i) such failure shall be treated as a holding over by the Tenant, (ii) the Tenant shall be treated as a tenant at sufferance (and not a month-to-month tenant), (iii) such holdover shall be deemed an automatic default under the Lease, and (iv) Landlord shall be entitled to all the remedies therefor under the Lease provided that, Tenant shall pay Base Rent as to such space at 200% of the rate in effect immediately prior to such hold over as directed by Landlord.

III. Relinquishment of the Relinquished Premises. Tenant shall timely relinquish the Relinquished Premises to Landlord in "as-is, where-is" condition and Tenant shall remove all personal property and moveable equipment from the Relinquished Premises prior to relinquishment.

IV.  Schedule.

A. As of the date Tenant receives a fully-executed original of this Amendment from Landlord, Item 5 to the Schedule of the Lease shall be deleted in its entirety and replaced by the following:

               5. SECURITY DEPOSIT: See Section 20. The amount of the Security Deposit shall be equal to $2,000,000.00.

B. As of the Relinquished Premises Termination Date, Items 2 through 4 of the Schedule to the Lease shall be deleted and replaced by the following so as to, among other things, properly reflect the then-termination of the Relinquished Premises as a portion of the Premises:


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     2. PREMISES:  The Premises consist of the following: (i) 49,847 rentable square feet of space comprising all of floors fourteen and fifteen of the Building and 4,433 rentable square feet of space on floor ten of the Building (the "Office Space"); and (ii) 3,240 rentable square feet in the lobby of the Building (the "Retail Space").

     3. RENTABLE SQUARE FEET OF THE PREMISES: 53,087 rentable square feet
                   (including the Retail Space).

     4. TENANT'S PROPORTIONATE SHARE: 8.5260% (based upon the Premises, including the Retail Space, and a total of 622,667 rentable square feet in the Building).

V. Security Deposit. As of the date Tenant receives a fully-executed original of this Amendment from Landlord, Section 20 of the Lease shall be deleted in its entirety and replaced with the following:

          A. Tenant shall deposit with Landlord security for the performance of all of its obligation in the amount set forth in Item 5 to the Schedule and in the form set forth below. If Tenant defaults under this Lease, Landlord may use any part of the Security Deposit to make any defaulted payment, to pay for Landlord's cure of any defaulted obligation, or to compensate Landlord for any loss or damage resulting from any default. To the extent any portion of the Security Deposit is used, Tenant shall within five (5) days after demand from Landlord reinstate the Letter of Credit (defined below) to its full amount. If Tenant shall perform all of its obligations under this Lease and return the Premises to Landlord at the end of the Term, Landlord shall return either all of the remaining Security Deposit or the Letter of Credit to Tenant. The Security Deposit shall not serve as an advance payment of Rent or a measure of Landlord's damages for any default under this Lease.

          B. The Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the "Letter of Credit"), which Letter of Credit shall (a) be in the amount as described in the Schedule above,
          (b) be in substantially the form attached hereto as Appendix G, (c) name Landlord as its beneficiary, (d) expressly allow Landlord to draw upon it at any time or from time to time by delivering to the issuer written notice that Landlord is entitled to draw thereunder, (e) be drawn on an FDIC-insured financial institution satisfactory to Landlord, (f) be redeemable in the State of New York, and (g) be automatically renewed on an annual basis unless the issuing bank provides Landlord with at least thirty (30) days prior written notice that it is not renewing the Letter of Credit for the upcoming year. If the issuing bank elects to not renew the Letter of Credit for any year and Tenant does not cause another bank to issue the Letter of Credit to Landlord at least ten (10) days prior to the expiration of the Letter of Credit Landlord then holds, then Landlord shall have the right to draw under such Letter of Credit then held by Landlord and hold such funds as a Security Deposit in accordance with the terms of this Section 20. Tenant shall provide Landlord with a document that will have the effect of causing the Letter of Credit to thereafter be in the amount of $2,000,000 within five (5) business days after Tenant's receipt of a fully executed original of this Amendment from the Landlord. Landlord and Tenant shall cooperate with Tenant's bank in so causing the Letter of Credit to be modified to be in the amount of $2,000,000.

          C. If Landlord transfers its interest in the Project or this Lease, Tenant will cause the issuance of a new Letter of Credit for the benefit of the transferee. Upon such transfer and return of the old Letter of Credit, Landlord shall have no further obligation to return the Letter of Credit to Tenant, and Tenant's right to the return of such Letter of Credit shall apply solely against Landlord's transferee.


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VI.  Base Rent. Effective as of March 1, 2001, Section 31A and B of the Lease
shall be deleted and replaced in its entirety with the following:

     A. Base Rent for the Office Space shall be in accordance with the following schedule:

          ---------------------------------------------------------------------
          Period                                Base Rent
          ---------------------------------------------------------------------
          March 1, 2001 - December 31, 2001     $8.16 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2002 - December 31, 2002   $8.41 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2003 - December 31, 2003   $8.66 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2004 - December 31, 2004   $8.91 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2005 - December 31, 2005   $9.16 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2006 - December 31, 2006   $9.41 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2007 - December 31, 2007   $9.66 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2008 - June 30, 2008       $9.91 per rentable square foot
          ---------------------------------------------------------------------


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     B.   Base Rent for the Retail Space shall be in accordance with the following schedule:

          ---------------------------------------------------------------------
          Period                                Annual Base Rent
          ---------------------------------------------------------------------
          March 1, 2001 - December 31, 2001     $18.00 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2002 - December 31, 2002   $18.25 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2003 - December 31, 2003   $18.50 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2004 - December 31, 2004   $18.75 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2005 - December 31, 2005   $19.00 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2006 - December 31, 2006   $19.25 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2007 - December 31, 2007   $19.50 per rentable square foot
          ---------------------------------------------------------------------
          January 1, 2008 - June 30, 2008       $19.75 per rentable square foot
          ---------------------------------------------------------------------

VII. Appendix A to Lease. As of the Relinquished Premises Termination Date, Appendix A attached to the Lease is hereby amended to delete the Relinquished Premises described herein.


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VIII. Real Estate Broker. Both parties represent that they have not dealt with any real estate broker except for Douglas Elliman-Beitler with respect to this Amendment, and to their knowledge, no other broker initiated or participated in the negotiation of this Amendment. Tenant represents to Landlord that Equis is not entitled to any commission from Landlord in connection with this Amendment and Tenant shall indemnify and hold Landlord harmless from any claims made by Equis for a commission in connection with this Amendment. Both parties agree to indemnify and hold the other party harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this leasing transaction.

IX.  Miscellaneous.

     A. Landlord and Tenant hereby agree that (i) this Amendment is incorporated into and made a part of the Lease, (ii) any and all references to the Lease hereinafter shall include this Amendment, and (iii) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

     B. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Lease.

     C. This Amendment shall be governed by and construed under the laws of the State of Illinois.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


LANDLORD:                                   TENANT:

TIAA REALTY INC., a Delaware                    FLORSHEIM GROUP INC.,
corporation                                     a Delaware corporation

By:  Teachers Insurance and Annuity
     Association of America, a
     New York corporation, its
          authorized representative



By: /s/ S. Mark Flannery                        By: /s/ Thomas P. Polke
    -----------------------                         ---------------------------
Name    S. Mark Flannery                        Name:   Thomas P. Polke
    -----------------------                          --------------------------
Title:  Director                                Title:  EVP, CFO
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